SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                                 Icon CMT Corp.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

                                 ICON CMT CORP.
                              1200 Harbor Boulevard
                           Weehawken, New Jersey 07087
                             ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1998

To the Stockholders of Icon CMT Corp.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Icon CMT Corp., a Delaware corporation (the "Company"), will be held at the Company's headquarters, 1200 Harbor Boulevard, Eighth Floor, Weehawken, New Jersey, on Thursday, September 17, 1998 at 10:30 a.m., Eastern Daylight Time, to consider and act upon the following matters:

(1) The election of two Class I directors to serve until the annual meeting of stockholders scheduled to be held in the year 2001 and until their respective successors are elected and qualified;

(2) The approval of an amendment to the Company's 1995 Stock Option Plan (the "1995 Option Plan") to permit the grant of stock options to non-employee directors;

(3) The approval of an amendment to the 1995 Option Plan to increase the number of shares for which options may be granted thereunder;

(4)      The    ratification    and    approval    of   the    appointment    of
         PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; and

(5) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

         The close of business on August 21, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                               /s/   RICHARD M. BROWN
                                                        Secretary

Weehawken, New Jersey
August 24, 1998

--------------------------------------------------------------------------------

It is important that your shares be represented at the Meeting. Each stockholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

--------------------------------------------------------------------------------

                                 ICON CMT CORP.
                              1200 Harbor Boulevard
                           Weehawken, New Jersey 07087



                                 PROXY STATEMENT


         This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share ("Common Stock"), of Icon CMT Corp., a Delaware corporation (the "Company"), in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, September 17, 1998, at 10:30 a.m., Eastern Daylight Time, at the Company's headquarters, 1200 Harbor Boulevard, Weehawken, New Jersey and at any
adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is August 26, 1998.

         Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below.

         A Proxy may be revoked by a stockholder at any time before its exercise by filing with Richard M. Brown, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

         The close of business on August 21, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 15,884,378 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

         A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted that contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                            ------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                            ------------------------

           The Company's Certificate of Incorporation provides that the Board of Directors (the "Board") shall be divided into three classes, with such classes to be as nearly equal in number as the then total number of directors constituting the entire Board permits. The Board currently consists of five members, with two members in each of Class I and II and one member in Class III. The term of office of the current Class I, II and III directors is scheduled to expire at the annual meetings of stockholders to be held in the years 1998, 1999 and 2000, respectively. At each annual meeting, directors are elected to succeed those in the class whose term expires at that annual meeting, such newly elected directors to hold office until the third succeeding annual meeting and the election and qualification of their respective successors. Any director elected by the Board to fill an existing vacancy in the Board will hold office until the next meeting of shareholders at which the election of directors is in the regular order of business and until his or her successor has been elected and qualified.

           At the Meeting, stockholders will elect two Class I directors to serve until the annual meeting of stockholders scheduled to be held in the year 2001 and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Messrs. Baxter and Weisman (the "nominees") to serve as Class I directors upon their nomination at the Meeting. Messrs. Baxter, Brown and Harmolin were each elected by stockholders. Messrs. Plum and Weisman were each elected pursuant to the terms of a stock purchase agreement among the Company, SCP Private Equity Partners, L.P. ("SCP") and Messrs. Baxter, Brown and Harmolin. Each of the nominees has advised the Company of his or her willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

Information About Nominees

             The following is a description of the nominees (ages as of August 18, 1998):

 Class I Directors


                   Name            Age                               Position
                   ----            ---                               --------
Scott A. Baxter................    35     President, Chief Executive Officer and Chairman of the
                                          Board of Directors
Wayne B. Weisman...............    42     Director

           Scott A. Baxter, a founder of the Company, has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in 1991. From June 1987 to February 1991, Mr. Baxter was an account executive at Sun Microsystems, Inc. From 1984 to 1987, Mr. Baxter was an account executive at Data General Corporation ("Data General").

           Wayne B. Weisman has been a director of the Company since May 1997 and a partner of the general partner of SCP, a private equity investment fund, since its inception in August 1996. He has been Vice President of CIP Capital, L.P., a licensed Small Business Investment Company, since its formation in 1990. From January 1992 to May 1994, Mr. Weisman was an Executive Vice President of Affinity Biotech, Inc., a healthcare technology company, and Vice President and General Counsel of its successor, IBAH, Inc., a clinical trials management company. He formerly practiced law with the Philadelphia firm of Saul, Ewing, Remick & Saul. Mr. Weisman is a director of Microleague Multimedia, Inc. and CinemaStar Luxury Theaters, Inc.

Information About Directors Whose Terms of Office Continue After the Meeting

           The following is a description of each director whose term of office continues after the meeting (ages as of August 18, 1998):


             Name                  Age                      Position
             ----                  ---                      --------
Richard M. Brown...............    49     Vice President -- Information Technologies, Secretary and Director
Scott Harmolin.................    39     Senior Vice President, Chief Technology Officer and Director
Samuel A. Plum.................    54     Director

           Class II Directors

           Richard M. Brown, a founder of the Company, has served as Vice President -- Information Technologies, Secretary and a director of the Company since its inception in 1991. From November 1986 to February 1991, Mr. Brown was President of Custom Applied System Techniques Inc., a consulting firm that specialized in computer systems.

           Scott Harmolin, a founder of the Company, has served as Senior Vice President, Chief Technology Officer and a director of the Company since its inception in 1991. From November 1986 to February 1991, Mr. Harmolin was Vice President of Custom Applied System Techniques Inc., a consulting firm that specialized in computer systems.

           Class III Director

           Samuel A. Plum has been a director of the Company since May 1997 and a Managing General Partner of the general partner of SCP, a private equity investment fund, since its inception in August 1996. Mr. Plum was a Managing Director of Safeguard Scientifics Inc., an information technology company, from 1993 to 1996. From February 1989 to January 1993, Mr. Plum served as President of Charterhouse Inc. and Charterhouse North America Securities, Inc., the U.S. investment banking and broker-dealer arms, respectively, of Charterhouse PLC, a merchant bank in the U.K. From 1973 to 1989, Mr. Plum served in various capacities at the investment banking division of PaineWebber, Inc. and Blyth Eastman Dillon & Co., Inc.

Information About Non-Director Executive Officers

           The following is a description of each executive officer of the Company who is not also a director of the Company (ages as of August 18, 1998):

             Name                  Age                 Position
             ----                  ---                 --------

Kenneth J. Hall................    40     Senior Vice President, Chief Financial Officer and Treasurer
Susan A. Massaro...............    42     Senior Vice President -- Professional Services
Frank C. Cicio, Jr.............    44     Senior Vice President -- Sales and Business Development
Anthony R. Scrimenti...........    44     Senior Vice President -- Communications Services
David L. Goret.................    34     Vice President -- Business Affairs, General Counsel and Assistant
                                          Secretary
Robert J. Thalman, Jr..........    45     Vice President -- Strategic Marketing
Michael J. Gold................    34     Vice President -- Corporate Development

           Kenneth J. Hall has served as the Company's Senior Vice President, Chief Financial Officer and Treasurer since April 1997. From February 1996 to March 1997, he was the Chief Financial Officer of Global

DirectMail Corp, an international direct marketer of computer products and office supplies. Prior to such time, Mr. Hall was employed by National Football League Properties, Inc. as Vice President of Finance and Administration and Chief Financial Officer from 1992 to 1995 and Director of Finance from 1990 to 1991. Mr. Hall's experience also includes management positions with Price Waterhouse LLP and Coopers & Lybrand L.L.P.

           Susan A. Massaro has served as the Company's Senior Vice President -- Professional Services since March 1996. From January 1979 to March 1996, Ms. Massaro worked for Data General, a computer hardware and software manufacturer, where she held many technical and business management positions, including the U.S. Director of Professional Services, Eastern U.S. Director of Systems Engineering, Northeast Technical Services Manager, and various Systems Engineering consultant and management positions. Prior to joining Data General, Ms. Massaro held Programmer/Analyst positions at LeCroy Research Systems, a test and measurement instrumentation manufacturer, and STC Systems, a business application solutions provider and integrator. Ms. Massaro is the spouse of Anthony R. Scrimenti.

           Frank C. Cicio, Jr. has served as the Company's Senior Vice President -- Sales and Strategic Business Development since February 1997. Mr. Cicio served from July 1993 to February 1997 as Executive Vice President of Sales and Marketing of Logic Works Incorporated, a computer software company. Prior to joining Logic Works, Mr. Cicio was Director of Strategic Alliances at Bachman Information, a computer software company, and served in various capacities at MAI Systems, a manufacturer of application software and hardware products for the retail, distribution and financial markets, beginning as an engineering project manager in 1977 and rising to General Manager of the North American Industry Business Unit in 1989.

           Anthony R. Scrimenti has served as the Company's Senior Vice President -- Communications Services since November 1997 and was its Chief Information Officer from August 1994 to November 1997. From October 1993 to August 1994, Mr. Scrimenti was employed by Novell, Inc., a networking software manufacturer, as a senior systems consultant. From January 1986 to October 1993, Mr. Scrimenti was employed by Data General, a computer hardware and software manufacturer, in various capacities, including as Manager, Network Services. Mr. Scrimenti is the spouse of Ms. Massaro.

           David L. Goret has served as the Company's General Counsel since February 1996 and Vice President -- Business Affairs since February 1997. From July 1992 to January 1996, Mr. Goret served as Vice President -- Business Affairs and General Counsel of Interfilm, Inc., a public company that he co-founded, that produced interactive motion pictures. From May 1991 to July 1992, Mr. Goret served as Director of Business Affairs for Controlled Entropy Entertainment, an entertainment production company. From October 1989 to July 1992, Mr. Goret served as Director of Business Affairs for Tour-Toiseshell, Inc., the production company of the Teenage Mutant Ninja Turtles live shows. Mr. Goret was an attorney at Haythe & Curley from September 1988 to October 1989. Mr. Goret is admitted to practice in New York and New Jersey.

           Robert J. Thalman, Jr. has served as the Company's Vice President -- Strategic Marketing since January 1997. Prior to joining the Company, Mr. Thalman spent 16 years with Turner Broadcasting System, where he oversaw strategic marketing for both international (1991-1996) and domestic (1986-1990) network distribution.

           Michael J. Gold has served as the Company's Vice President -- Corporate Development since August 1997. From October 1996 to May 1997, Mr. Gold was the Chief Executive Officer of Tumble Interactive Media, Inc., an interactive media agency. From May 1993 to February 1996, he was the President and founder of Beyond Fitness, a multimedia fitness-information services company. From August 1986 to April 1993, Mr. Gold was employed by AT&T and Bell Laboratories in various capacities, including Manager, New Business Development in the electronic commerce area and District Manager, Sales.

           During the fiscal year ended December 31, 1997, the Company's Board of Directors held four meetings and took action by written consent on six occasions. Each incumbent director attended each meeting of the Board, and each committee meeting of each committee on which he served, that occurred during his directorship in fiscal 1997.

Committees

           The Company has an Audit Committee of the Board of Directors. The function of the Audit Committee is to oversee the auditing procedures of the Company, receive and accept the reports of the Company's independent certified public accountants, oversee the Company's internal systems of accounting and management controls and make recommendations to the Board as to the selection and appointment of the auditors for the Company. The Company also has a Compensation Committee of the Board. The function of the Compensation Committee is to administer, upon delegation of the Board of the power to administer, the Company's stock option plans, make other relevant compensation decisions of the Company and such other matters relating to compensation as may be prescribed by the Board. The Compensation Committee held four meetings during fiscal 1997 and took action by written consent on four occasions.

Compensation Committee Interlocks and Insider Participation

           The Company did not have a compensation committee during the fiscal year ended December 31, 1996; its function was performed by the Stock Option Committee. Messrs. Baxter, Brown and Harmolin, as the three members of the Board of Directors, each participated in deliberations concerning executive officer compensation. In June 1997, the Company established a Compensation Committee and an Audit Committee. The members of the Compensation Committee are Messrs. Baxter, Brown, Harmolin and Weisman and the members of the Audit Committee, which was reconstituted upon completion of the Company's initial public offering, are Messrs. Harmolin, Plum and Weisman.

Compensation Committee Report

           Overview and Philosophy

           The Compensation Committee of the Board of Directors is composed of four directors. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and determines guidelines with respect to each of the other executive officers of the Company.

           The objectives of the Company's executive compensation program are to:

         o    Support the achievement of desired Company performance.
         o Provide compensation that will attract and retain superior talent and reward performance.

           The executive compensation program provides an overall level of compensation opportunity that is competitive among providers of Internet services, as well as with a broader group of companies of comparable size and complexity.

           Executive Officer Compensation Program

           The Company's executive officer compensation program is comprised of base salary, bonus and long-term incentive compensation in the form of stock options and various benefits, including medical plans.

           Base Salary. Base salary levels for the Company's executive officers are competitively set relative to companies in the same or similar industries. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Company. The Compensation Committee considered each of these factors in approving the salary increases for Mr. Baxter as well as for certain other of the Company's executive officers.

           Stock Option Program. The stock option program is the Company's long-term incentive plan for providing an incentive to employees (including directors and officers who are employees) and to directors.

           Benefits. The Company provides to executive officers medical benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed ten percent of salary for fiscal 1997.

                                          Scott A. Baxter
                                          Richard M. Brown
                                          Scott Harmolin
                                          Wayne B. Weisman

                                          Members of the Compensation Committee

Compensation of Directors

           Directors who are employees of the Company are not entitled to receive any fees for serving as directors. All directors are reimbursed for out-of-pocket expenses related to their service as directors. Under the Company's 1995 Stock Option Plan (the "1995 Option Plan"), non-employee directors are not currently entitled to receive grants of stock options.

           Before the Company's Board of Directors amended the 1995 Option Plan in July 1998, an option to purchase 3,273 shares was automatically granted to each non-employee director when he or she was elected or appointed to the Board (the "Initial Grant"), and an option to purchase an additional 2,182 shares was automatically granted immediately following each annual meeting of stockholders at which directors were elected after the Initial Grant (the "Subsequent Grant") where such person was re-elected as a director of the Company. As of the Record Date, such options had not been granted to Messrs. Plum and Weisman.

           The Board of Directors has proposed amending the 1995 Option Plan to provide for the discretionary grant of stock options to non-employee directors. See "Proposal 2 -- Approval of an Amendment to the 1995 Stock Option Plan to Permit the Grant of Stock Options to Non-Employee Directors."

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding ownership of the Common Stock as of August 18, 1998 by (i) each person or entity who owns of record or beneficially five percent or more of the Company's Common Stock, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group. To the knowledge of the Company, each of such stockholders has sole voting and investment power as to the shares shown unless otherwise noted. Unless otherwise noted, the address of each beneficial owner named below is the Company's corporate address.

                                                                                   Number of
                              Beneficial Owner                                     Shares(a)            Percent
                              ----------------                                     ---------            -------

Scott A. Baxter(b)..........................................................      2,203,636             13.9%
Richard M. Brown............................................................      2,181,818             13.7
Scott Harmolin..............................................................      2,181,818             13.7
Kenneth J. Hall(c)..........................................................         26,800               *
Susan A. Massaro(d).........................................................         17,092               *
Frank C. Cicio, Jr.(e)......................................................         27,273               *
Anthony R. Scrimenti(f).....................................................         13,091               *
David L. Goret(g)...........................................................         14,910               *
Robert J. Thalman, Jr.(h)...................................................         10,909               *
Michael J. Gold(i)..........................................................          9,090               *
Samuel A. Plum(j)(k)........................................................      2,499,639             14.9
Wayne B. Weisman(j).........................................................             --              --
SCP Private Equity Partners, L.P.(j)(l).....................................      2,499,639             14.9
Paul Tudor Jones, II(m).....................................................        875,040              5.5
Mellon Ventures, L.P.(n)....................................................        830,220              5.2
MVMA, Inc.(n)(o)............................................................        830,220              5.2
All directors and executive officers as a group
     (12 persons)(p)........................................................      9,186,126             54.5%

--------------------
* Less than 1%.
(a) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), includes shares of Common Stock that may be purchased within 60 days of August 18, 1998 upon exercise of outstanding options.
(b) Includes 21,818 shares of Common Stock that may be issued upon exercise of options.
(c) Includes 21,819 shares of Common Stock that may be issued upon exercise of options.
(d) Includes 17,092 shares of Common Stock that may be issued upon exercise of options.
(e) Includes 27,273 shares of Common Stock that may be issued upon exercise of options.
(f) Includes 13,091 shares of Common Stock that may be issued upon exercise of options.
(g) Includes 14,910 shares of Common Stock that may be issued upon exercise of options.
(h) Includes 10,909 shares of Common Stock that may be issued upon exercise of options.
(i) Includes 9,090 shares of Common Stock that may be issued upon exercise of options.
(j) The address for the beneficial owner is 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087.
(k) Includes 839,199 shares of Common Stock that may be issued upon exercise of warrants and are beneficially owned by SCP. Mr. Plum is a general partner of the general partner of SCP and disclaims beneficial ownership of all of the Company's securities beneficially owned by SCP.
(l) Includes 839,199 shares of Common Stock that may be issued upon exercise of warrants.

                                             (footnotes continued on next page)

(m) The address for the beneficial owner is c/o Tudor Investment Corporation, 40 Rowes Wharf, Boston, Massachusetts 02110. Includes: 477,827 shares of Common Stock and 23,784 shares of Common Stock that may be issued upon exercise of warrants, all of which securities are beneficially owned by Tudor BVI Futures, Ltd. ("Tudor BVI"); 77,191 shares of Common Stock and 3,862 shares of Common Stock that may be issued upon exercise of warrants, all of which securities are beneficially owned by The Raptor Global Fund L.P. ("Raptor L.P."); 109,521 shares of Common Stock and 5,437 shares of Common Stock that may be issued upon exercise of warrants, all of which securities are beneficially owned by The Raptor Global Fund Ltd. ("Raptor Ltd."); and 168,990 shares of Common Stock and 8,428 shares of Common Stock that may be issued upon exercise of warrants, all of which securities are beneficially owned by Tudor Arbitrage Partners L.P. ("TAP"). Mr. Jones is the Chairman and indirect principal equity owner of the general partner of TAP and the Chairman and principal equity owner of Tudor Investment Corporation, the investment advisor and/or general partner of each of Tudor BVI, Raptor L.P. and Raptor Ltd. As a result, Mr. Jones may be deemed to be the beneficial owners of the shares of Common Stock beneficially held by Tudor BVI,
       Raptor L.P., Raptor Ltd. and TAP. Mr. Jones disclaims beneficial ownership of all of the Company's securities beneficially owned by such entities.
(n) The address for the beneficial owner is Plymouth Meeting Executive Campus, 610 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462.
(o) MVMA, Inc. ("MVMA") is the general partner of the general partner of Mellon Ventures L.P. ("Mellon Ventures"). MVMA disclaims beneficial ownership of shares of Common Stock owned by Mellon Ventures.
(p) Includes options to purchase 136,002 shares of Common Stock that may be issued upon exercise of options and 839,199 shares of Common Stock that may be issued upon exercise of warrants. Mr. Plum disclaims beneficial ownership of all of the Company's securities beneficially owned by SCP.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

           The following summary compensation table specifies the components of the compensation packages of the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "named executive officers") for the fiscal years ended December 31, 1997 and December 31, 1996.

                           Summary Compensation Table

                                                                      Annual              Long term compensation
                                                                  Compensation(a)                   awards
                                                                  --------------                   -------
                                                                                        Number of
                                                                                         Shares
                                                                                        Underlying
                                                   Fiscal      Salary        Bonus       Options           All other
Name and Principal Position                         Year         ($)          ($)          (#)            compensation
---------------------------                         ----         ---         ------    ------------       ------------
Scott A. Baxter..................................   1997          185,000     120,000         --            1,275
     Chief Executive Officer and President          1996          176,981     120,000    109,091               --
Richard M. Brown.................................   1997          173,807      40,000         --            1,361
     Vice President -- Information                  1996          157,077      35,000         --            5,376
     Technologies and Secretary
Frank C. Cicio, Jr...............................   1997          171,539      50,000    109,091               --
     Senior Vice President -- Sales and             1996               --          --         --               --
     Business Development
Scott Harmolin...................................   1997          173,807      40,000         --            1,286
     Senior Vice President and Chief                1996          157,577      35,000         --            5,820
     Technology Officer
Robert J. Thalman, Jr............................   1997          169,615      40,000     32,727               --
     Vice President -- Strategic Marketing          1996               --          --                          --


--------------------
(a) Does not indicate supplementary compensation amounts less than the greater of 10% of the named executive officer's salary and bonus or $50,000.

Option Grants in Last Fiscal Year

The following table contains information concerning the stock option grants made to the named executive officers for the year ended December 31, 1997:


                                       Number     Percent of
                                         of      total option                             Potential realizable
                                     securities   granted to                                value at assumed
                                     underlying   employees   Per share                   annual rates of stock
                                       options        in     sexercise   Expiration        price valuation for
                Name                   granted   fiscal year    price       date               option term
                ----                   -------   -----------    -----       ----               -----------
                                                                                           5%            10%
                                                                                           --            ---
Frank C. Cicio, Jr..................   109,091       21.3%   $6.02(a)      2/17/07    $1,120,000      $2,173,000
Robert J. Thalman, Jr...............    32,727         6.4    6.02(a)      1/15/07       336,000         652,000


--------------------
(a) Reflects the repricing of such options in June 1997 when the exercise price of such options was reduced from $14.27 to $6.02 per share.

Fiscal Year-End Value of Unexercised Options

           The following table contains information concerning the value of unexercised options (which includes the value of such options after giving effect to the repricing of such options in June 1997) of the named executive officers at December 31, 1997:


                                                     Number of securities
                                                    underlying unexercised            Value of unexercised in-
                                                            options                       the-money options
                                                            -------                       -----------------
                                                Exercisable       Unexercisable   Exercisable     Unexercisable
                                                -----------       -------------   -----------     -------------
Scott A. Baxter..............................        --            109,091              --         $368,000
Frank C. Cicio, Jr...........................        --            109,091              --          434,000
Robert J. Thalman, Jr........................        --             32,727              --          130,000



                              Employment Agreements

           In December 1995, the Company entered into five-year employment agreements with Messrs. Baxter, Brown and Harmolin. In May 1997, each of the agreements was amended to extend the employment term until May 2002. The agreements provide for Mr. Baxter to serve as the Company's Chief Executive Officer and President, for Mr. Brown to serve as the Company's Vice President -- Information Technologies and Secretary and for Mr. Harmolin to serve as the Company's Senior Vice President and Chief Technology Officer at a minimum annual base salary of $185,000, $180,000 and $180,000, respectively. Mr. Baxter's agreement also provides for the payment of a guaranteed quarterly bonus in the amount of $30,000, and Mr. Brown's and Mr. Harmolin's agreements each provide for the payment of a guaranteed quarterly bonus in the amount of $10,000. Each also receives additional salary increases and bonuses as the Board of Directors may grant, as well as those benefits generally provided to other executive officers of the Company, and an automobile allowance. In the event of termination of employment of any of such executives following a change of control (as defined in such employment agreements) of the Company, the Company has agreed to pay the respective executive severance in an amount equal to 2.99 multiplied by his base amount (as defined in section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code")). Each executive has also agreed not to compete against the Company during the term of his employment, and not to solicit or perform services for any customers or solicit any employee of the Company during the term of his employment and for a period of 12 months after the termination of his employment.

           In February and March 1997, the Company entered into employment agreements with Messrs. Cicio and Hall, respectively, pursuant to which they are employees-at-will. The agreements provide for each to be paid a minimum annual base salary of $200,000 and a performance-based bonus. If either is terminated without cause, he is entitled to receive his salary compensation otherwise payable for a period of six months; provided, however, that if the Company has extended such employee's related non-compete agreement, then such employee is entitled to receive his salary compensation otherwise payable for a period of 12 months. Pursuant to such agreements, Messrs. Cicio and Hall were each granted an option to purchase 109,091 and 87,273 shares of Common Stock, respectively.

Agreements With Employees

           Each employee of the Company is required to enter into an agreement with the Company pursuant to which such person agrees (i) to assign to the Company any inventions relating to such person's employment conceived during such person's employment by the Company, (ii) not to disclose confidential information to third parties, (iii) not to engage in any business that is competitive with the Company during the term of such person's employment, (iv) not to hire any employee of the Company during such person's employment and for a period of 12 months following the termination of such person's employment and
(v) not to perform services for any customer of the Company for a period of 12 months following the termination of such person's employment. The agreement also provides that the employee is an "at will" employee and that either the Company or the employee may terminate employment with the Company at any time with or without cause.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           On August 30, 1995, the Company made loans of $50,000 to Messrs. Baxter, Brown and Harmolin. Interest accrues at an annual rate of 7%. The loans including accrued interest are due on demand.

           On March 19, 1997, Tudor BVI , as agent and holder on behalf of itself and each of Raptor L.P., Raptor Ltd. and TAP, loaned to the Company an aggregate principal amount of $1.0 million pursuant to a convertible note bearing interest at a rate of 10% per annum. In consideration for such loan, the Company granted to such lenders a warrant to purchase an aggregate of 41,511 shares of Common Stock at an exercise price of $6.02 per share. On May 30, 1997, such lenders converted the $1.0 million note and $20,000 of accrued but unpaid interest thereon into an aggregate of 10,200 shares of the Company's 10% PIK Series B Convertible Participating Preferred Stock, par value $.01 per share ("Series B Preferred Stock"). Such Series B Preferred Stock converted into an aggregate of 169,364 shares of Common Stock upon consummation of the Company's initial public offering.

             ------------------------------------------------------
                                   PROPOSAL 2
             APPROVAL OF AN AMENDMENT TO THE 1995 STOCK OPTION PLAN
         TO PERMIT THE GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS
         --------------------------------------------------------------

General

         In October 1995, the Board of Directors adopted and the stockholders of the Company approved the 1995 Option Plan. The 1995 Option Plan, as subsequently amended and restated, provides for the grant of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code, and nonqualified stock options that do not so qualify ("Nonqualified Stock Options"). The 1995 Option Plan provides for the grant of such options to key employees (including directors and officers who are key employees) of, and consultants to, the Company and its subsidiaries. The total number of shares of Common Stock for which options may be granted under the 1995 Option Plan is 2,181,818 shares. The Board of Directors has proposed increasing the total number of shares of Common Stock for which options may be granted under the 1995 Option Plan. See "Proposal 3 -- Approval of an Amendment to the 1995 Stock Option Plan to Increase the Number of Shares For Which Options May Be Granted."

         In July 1998, the Board of Directors eliminated the right of non-employee directors to receive the Initial Grant and the Subsequent Grant and adopted, subject to the approval of the Company's stockholders, an amendment (the "Amendment") to the 1995 Option Plan that provides for the discretionary grant of stock options to non-employee directors. The Board of Directors believes that the approval of the Amendment by the Company's stockholders will enable the Company to provide a stronger identity of interest between the interests of the Company, its non-employee directors and its stockholders, as well as to provide a means to attract and retain high caliber and committed non-employee directors. Accordingly, the Board of Directors unanimously recommends that stockholders approve the adoption of the Amendment. If the Amendment is not approved by stockholders, the Board of Directors will not be able to grant any options to non-employee directors.

Description of the Plan

         The following summary of the 1995 Option Plan, incorporating the Amendment, is qualified in its entirety by reference to Exhibit A to this Proxy Statement, which contains the complete text of the 1995 Option Plan.

         The 1995 Option Plan is administered by the Board of Directors, which has the authority to determine to whom options are granted, the number of shares subject to such options, and the terms, exercise prices and other terms and conditions of the exercise thereof. Upon approval by the Company's stockholders of the Amendment, non-employee directors of the Company will be permitted to receive grants of options under the 1995 Option Plan upon terms and conditions approved by the Board of Directors.

         The exercise price of any Incentive Stock Option granted under the 1995 Option Plan must be at least equal to the fair market value of the shares subject to such option on the date of grant, while the exercise price of any Incentive Stock Option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant. The fair market value of the Company's Common Stock is equal to the average of the high and low sales price for the Company's Common Stock on the date of grant. The term of each Incentive Stock Option granted pursuant to the 1995 Option Plan cannot exceed ten years, while the term of any Incentive Stock Option granted to a participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock cannot exceed five years. Options become exercisable at such times and in such installments as is provided in the option contract for each individual option. No option granted under the 1995 Option Plan is transferable by the optionee other ]than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or the optionee's legal representative.

         As of August 18, 1998, under the 1995 Option Plan, the Company had granted to certain of its current and now former employees options to purchase up to 1,615,249 shares of Common Stock at exercise prices between $6.02 and $18.50 per share, of which options with respect to 129,681 shares had been exercised on or before August 18, 1998, options with respect to 314,051 shares were exercisable on August 18, 1998 and options with respect to the balance thereof become exercisable at various times thereafter.

Federal Income Tax Consequences

         The  following  is  a  general   summary  of  the  Federal  income  tax
consequences of the grant and exercise of nonqualified and incentive stock options awarded under the 1995 Option Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code, and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         No income will be realized by an optionee upon grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company (provided the Company complies with certain reporting requirements) for federal income tax purposes subject to the possible limitations on deductibility under sections 280G, 162(a)(1) and 162(m) of the Code of compensation paid to optionees designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a nonqualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the nonqualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified stock option will begin on the date of exercise of such option.

         Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and "short swing" profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. The six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Board of Directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

         The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

         The Code requires that, for incentive stock option treatment, shares acquired through exercise of an incentive stock option cannot be disposed of before two years from the date of grant and one year from the date of transfer of the shares to him. Incentive stock option holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an adjustment that may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long term capital gain or loss, as the case may be. Assuming both the holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the fair market value of the stock on the date of grant and the exercise price, but not more than the gain realized on the subsequent disposition, and such amount will generally be deductible by the Company (provided the Company complies with certain reporting requirements) for federal income tax purposes, subject to the possible limitations on deductibility under sections 28OG, 162(a)(1) and 162(m) of the Code for compensation paid to executives designated in those sections.

         The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Grantees in the 1995 Option Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the 1995 Option Plan.

         The Board of Directors unanimously recommends that stockholders vote FOR this proposal.


             ------------------------------------------------------
                                   PROPOSAL 3
             APPROVAL OF AN AMENDMENT TO THE 1995 STOCK OPTION PLAN
        TO INCREASE THE NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED
       -------------------------------------------------------------------

         In July 1998, the Board of Directors approved an amendment to the 1995 Option Plan and directed that the amendment be submitted to the Company's stockholders for approval at the Meeting. The amendment provides for an increase of 818,182, from 2,181,818 to 3,000,000, in the number of shares of Common Stock for which options may be granted under the 1995 Option Plan. The Board of
Directors adopted such amendment upon evaluating the Company's existing compensation programs and the Company's long-range goals and expansion plans.

         The Board concluded that the increase in the number of shares of Common Stock covered by the 1995 Option Plan was necessary for the Company to continue to attract, motivate and retain qualified employees and directors. Within six months of the date of the Meeting, if Proposal 3 is approved, the Company intends to include the additional shares covered by Proposal 3 in an amendment to the Company's registration statement on Form S-8 pertaining to the 1995 Option Plan.

         For a description of the 1995 Option Plan, see "Proposal 2 -- Ratification of an Amendment to the 1995 Stock Option Plan to Permit the Grant of Stock Options to Non-Employee Directors" and Exhibit A to this Proxy Statement, which contains the complete text of the 1995 Option Plan.

         The Board of Directors unanimously recommends that stockholders vote FOR this proposal.


                 ----------------------------------------------
                                   PROPOSAL 4
                    RATIFICATION AND APPROVAL OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS
                 ----------------------------------------------

         PricewaterhouseCoopers LLP, including one of its predecessors, Price Waterhouse LLP, has been the Company's independent accountants since 1995. In addition to auditing the Company's financial statements, PricewaterhouseCoopers LLP provides the Company with advice concerning tax matters and potential acquisitions. The Board of Directors has, subject to ratification by stockholders, appointed that firm to act as its independent accountants for the Company's fiscal year ending December 31, 1998. Accordingly, management will present to the Meeting a resolution proposing the ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting with the opportunity to make a statement and are expected to be available to respond to appropriate questions asked by stockholders.

         The Board of Directors unanimously recommends that stockholders vote FOR this proposal.



                               VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of votes cast at the Meeting will be required to approve the Amendment (Proposal 2), to approve the increase in the number of shares of Common Stock for which options may be granted under the 1995 Option Plan (Proposal 3) and to ratify and approve the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1998 (Proposal 4). Abstentions with respect to any matter are considered as present for determining a quorum and present and entitled to vote with respect to any matter (abstentions are counted as votes against any matter). Broker nonvotes with respect to any matter are considered as present for determining a quorum but are not entitled to vote on that matter.

         The Board of Directors unanimously recommends a vote FOR each Nominee named in the Proxy and FOR Proposals 2, 3 and 4.

                                  MISCELLANEOUS

Stockholder Proposals

         If a stockholder intends to present a proposal at the Company's 1999 Annual Meeting of Stockholders and wants that proposal to be included in the Company's Proxy Statement and form of proxy for that meeting, the proposal must be received at the Company's principal executive offices not later than April 28, 1999. As to any proposal that a stockholder intends to present to stockholders without including it in the Company's proxy statement for the Company's 1999 Annual Meeting of Stockholders, the proxies named in Management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than July 12, 1999. Even if proper notice is received on or prior to July 12, 1999, the proxies named in Management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the degree required by Rule 14a-4(c)(2) of the Exchange Act.

Other Matters

         Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

Proxies

         All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

Annual Report on Form 10-K

         Any stockholder that wants to obtain a copy of the Company's annual report on Form 10-K, as filed with the Commission, may obtain such report, without charge, upon written request to the Company, Attention: Investor Relations.

                                         By Order of the Board of Directors,


                                              /s/ RICHARD M. BROWN
                                                  ---------------------------
                                                  RICHARD M. BROWN
                                                        Secretary
August 24, 1998

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                                                                      Exhibit A
                                                                      ---------

                              AMENDED AND RESTATED

                             1995 STOCK OPTION PLAN

                                       OF

                                 ICON CMT CORP.
                                  -------------



                      1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of Icon CMT Corp., a Delaware corporation (the "Company"), and its present and future Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                      2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 3,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                      3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors. A majority of the members of the Board of Directors shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board of Directors.

                      Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its sole discretion, with respect to Employee Options, Consultant Options and Non-Employee Director Options (each as defined in Paragraph 19): to determine the key employees who shall be granted Employee Options and the consultants and advisors who shall be granted Consultant Options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including

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without  limitation,  contingencies  relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and with respect to Employee Options and Consultant Options, the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Board of Directors in its sole discretion. The determinations of the Board of Directors on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

                      No member or former member of the Board of Directors shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

                      4. ELIGIBILITY; GRANTS. The Board of Directors may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, Consultant Options to consultants to, and Non-Employee Director Options to Non-Employee Directors of, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Board of Directors may determine, in its sole discretion; provided, however, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 100,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

                      5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option, Consultant Option and Non-Employee Director Option shall be determined by the Board of Directors in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                      The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the

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highest  bid and lowest  asked  prices per share of Common  Stock on such day on
Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable ser vice; provided, however, that if clauses (a),
(b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                      6.  TERM.  he  term of each  Employee  Option,  Consultant
Option and Non-Employee Director Option granted pursuant to the Plan shall be such term as is established by the Board of Directors, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided.

                      7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option, a Consultant Option or a Non-Employee Director Option, if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

                      The Board of Directors may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Board of Directors to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                      A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                      In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.


                      8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than in the case of an individual optionee his the death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that

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if such  relationship  is  terminated  either (a) for cause,  or (b) without the consent of the Company, such option shall terminate immediately.

                      For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                      Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant or advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                      Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant or advisor to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

                      9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                      Except as may otherwise be expressly provided in the applicable Contract, any individual optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                      10. COMPLIANCE WITH SECURITIES LAWS. The Board of Directors may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                      The Board of Directors may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Board of Directors, which the Board of Directors determines are necessary

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or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                      In addition, if at any time the Board of Directors shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

                      11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Board of Directors.

                      12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties.

                      In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

                      13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors and approved by the Company's stockholders on October 23, 1995. No option may be granted under the Plan after October 22, 2005. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3"), Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits accruing to participants under the Plan, or (c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an

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existing and outstanding  option affected  thereby,  adversely affect his rights under such option. The power of the Board of Directors to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                      14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                      15.  WITHHOLDING TAXES. The Company may withhold (a) cash,
(b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Board of Directors determines is necessary to satisfy the Company's obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

                      16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                      The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                      17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                      18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corpo ration.

                      19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:


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                              (a) Constituent Corporation. The term "Constituent
Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                              (b)  Consultant   Option.   The  term  "Consultant
Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

                              (c) Disability. The term "Disability" shall mean a
permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                              (d) Employee  Option.  The term "Employee  Option"
shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

                              (e)   Legal   Representative.   The  term   "Legal
Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                              (f) Non-Employee  Director. The term "Non-Employee
Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company, any of its Subsidiaries or a Parent.

                              (g)  Non-Employee   Director   Option.   The  term
"Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

                              (h) Parent.  The term "Parent" shall have the same
definition as "parent corporation" in Section 424(e) of the Code.

                              (i) Subsidiary.  The term "Subsidiary"  shall have
the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                      20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                      Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                      21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                                   PROXY CARD


PROXY                                                                      PROXY
-----                                                                      -----

                                 ICON CMT CORP.
                 (Solicited on behalf of the Board of Directors)


         The undersigned holder of Common Stock of ICON CMT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Scott A. Baxter, Richard M. Brown and Scott Harmolin, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Stockholders of ICON CMT CORP., to be held at 1200 Harbor Boulevard, Eighth Floor, Weehawken, New Jersey, on Thursday, September 17, 1998 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse.

The Board of Directors recommends a vote FOR all listed nominees and FOR Proposals 2, 3 and 4.

(1)  Election of two Directors.  |_| FOR all nominees listed         |_| WITHHOLD AUTHORITY
                                (except as marked to the contrary)       to vote for all listed nominees

                    Nominees: Scott A. Baxter, Wayne B. Weisman
                    (Instruction:   To  withhold   authority  to  vote  for  any
                    individual nominee, circle that nominee's name in the list provided above.)

(2) Proposal to ratify the amendment to the Company's 1995 Stock Option Plan to permit the grant of stock options to non- employee directors.

     |_|  FOR     |_| AGAINST       |_| ABSTAIN

(3) Proposal to approve the amendment to the Company's 1995 Stock Option Plan to increase the number of shares for which options may be granted.

    |_|  FOR     |_| AGAINST       |_| ABSTAIN

(4)  Proposal    to   ratify   the   Board   of    Director's    selection    of
     PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

     |_|  FOR     |_| AGAINST       |_| ABSTAIN


                                                 The shares represented by this
                                          proxy  will  be  voted  in the  manner
                                          directed.   In  the   absence  of  any
                                          direction,  the  shares  will be voted
                                          FOR each  nominee  named in Proposal 1
                                          and  FOR  Proposals  2, 3 and 4 and in
                                          accordance  with their  discretion  on
                                          such  other  matters  as may  properly
                                          come   before   the   meeting.
                                          Dated _________________________, 1998

                                          --------------------------------------

                                          --------------------------------------
                                          Signature(s)    (Signature(s)   should
                                          conform  to names as  registered.  For
                                          jointly  owned   shares,   each  owner
                                          should sign. When signing as attorney,
                                          executor,   administrator,    trustee,
                                          guardian or officer of a  corporation,
                                          please give full  title).

                                              PLEASE MARK  AND SIGN ABOVE AND
                                                     RETURN PROMPTLY